(Photo omitted)

ELIZABETH R. BRAMWELL, CFA
President and Chief Investment Officer


               A Diversified
             Portfolio Seeking
                 Long-Term
              Capital Growth


         THE BRAMWELL GROWTH FUND


                 PERFORMANCE
 Average Annual Total Returns as of 3/31/99
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          One      Three      Since
          Year     Years    Inception<F1>
          20.3%    25.8%      25.0%

        4-STAR MORNINGSTAR/TM RATING


        For a Prospectus, please call
                1-800-BRAMCAP
              (1-800-272-6227)
              www.bramwell.com

          THE BRAMWELL FUNDS, INC.
  ------------------------------------------
  745 FIFTH AVENUE, NEW YORK, NEW YORK 10151


<F1>Inception 8/1/94. Average annual total returns are historical and include changes in share price and reinvested dividends and distributions. The annual expense ratio of the Fund is capped at 1.75% which for the years ended June
30, 1997 favorably affected performance. Past performance is no guarantee of future results. Investment returns and share values will fluctuate and you may have a gain or loss when shares are sold. The Prospectus contains more complete information, including fees and expenses. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 3/31/99 and are subject to change every month. Ratings are calculated from the Fund's 3-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustmens and a risk factor that reflects fund performance below 90-day Treasury bill returns. The Fund was rated out of 2,947 domestic equity funds for the 3-year period. The top ten percent of the funds in a category receive 5 stars and the next 22.5% receive 4 stars.